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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): April 23, 2009

                             SOUTHERN CALIFORNIA EDISON COMPANY
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-2313                  95-1240335
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-1212
                    (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

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This current report and its exhibit include forward-looking statements.  Southern
California Edison Company based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances.
Forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company.  Southern California Edison
Company has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise.  This current report should be read with Southern California Edison Company's Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent Quarterly Reports on Form 10-Q.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment
            of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Compensatory Arrangements of Certain Officers

      The Board of Directors of Edison International (the "Edison International Board"),
the parent Company of Southern California Edison Company ("SCE"), previously approved, subject to shareholder approval, amendments to the Edison International 2007 Performance
Incentive Plan (the "2007 Plan") that would (1) increase the number of shares of Edison
International's common stock that may be delivered pursuant to awards granted under the
2007 Plan by an additional 13,000,000 shares, (2) replace the existing limit on the number of shares of Edison International common stock that may be delivered pursuant to
"full-value awards" with a fungible share limit approach, which provides that shares issued in respect of any "full-value award" granted under the 2007 Plan after February 26, 2009 would be counted against the aggregate share limit as 1.75 shares for every one share actually issued in connection with the award (for this purpose, a "full-value award"
generally means any award granted under the 2007 Plan other than a stock option or stock appreciation right), and (3) extend Edison International's authority to grant awards under the 2007 Plan intended to qualify as "performance-based awards" within the meaning of
Section 162(m) of the U.S. Internal Revenue Code through the 2013 annual meeting of shareholders.  According to the preliminary results from Edison International's annual shareholder meeting held on April 23, 2009, Edison International's shareholders have approved the amendments to the 2007 Plan.

      The following summary of the 2007 Plan is qualified in its entirety by reference to the text of the 2007 Plan, which was previously filed as Appendix A to the Edison
International and SCE Joint Proxy Statement filed on March 13, 2009, and is incorporated by reference herein.

      The Edison International Board or one or more committees appointed by the Board administers the 2007 Plan.  The Edison International Board has delegated general administrative authority for the 2007 Plan to its Compensation and Executive Personnel
Committee.  The administrator of the 2007 Plan has broad authority under the 2007 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

      Persons eligible to receive awards under the 2007 Plan include officers or employees of Edison International or any of its subsidiaries, and non-employee members of the Edison
International and SCE Boards of Directors.

      After giving effect to the 2007 Plan amendments, the maximum number of shares of
Edison International's common stock that may be issued or transferred pursuant to awards under the 2007 Plan equals the sum of: (1) 21,500,000 shares, plus (2) the number of any shares subject to awards granted under the Edison International Equity Compensation Plan
(the "ECP") and the Edison International 2000 Equity Plan (the "2000 Plan" and together with the ECP, the "Prior Plans") and outstanding on April 26, 2007, which expire, or for any reason are cancelled or terminated, after that date without being exercised or shares being delivered (including shares that become available because outstanding awards are settled in cash, but not any shares exchanged or withheld or deemed exchanged or withheld as full or partial payment for any award or for withholding taxes thereon).

      The types of awards that may be granted under the 2007 Plan include stock options, stock appreciation rights, restricted stock, stock units, performance shares, stock bonuses and other forms of awards granted or denominated in Edison International's common stock, as well as certain cash bonus awards.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

      See the Exhibit Index below

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHERN CALIFORNIA EDISON COMPANY
                                               (Registrant)

                              /s/ Linda G. Sullivan
                              -----------------------------
                              Linda G. Sullivan
                              Vice President and Controller

Date:  April 24, 2009

                                       EXHIBIT INDEX

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Exhibit No.     Description
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10.1*           Edison International 2007 Performance Incentive Plan,
                Amended and Restated as of February 26, 2009
                (incorporated by reference to Appendix A to the Edison
                International and Southern California Edison Company
                Joint Proxy Statement filed on March 13, 2009)
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*       Incorporated by reference pursuant to Rule 12b-32.